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                       EXTENDED LIMITED WARRANTY PROGRAM           EXHIBIT 10.31
                             TERMS AND CONDITIONS


INTRODUCTION:
FieldWorks, Inc. cosigns and manufactures portable Field WorkStations for field professionals who demand six slot expandability in a very rugged package. The Field WorkStations provide years of uninterrupted performance as long as they are cared for and maintained within the specifications listed for the product. All Field WorkStations carry a full one year parts and labor limited warranty. For those customers who need to have an extended warranty, FieldWorks has made this plan available.

PLAN DESCRIPTION:
The terms and conditions of this agreement ("the Plan") extend the rights and privileges of FieldWorks' one-year warranty for a one to two year period beginning on the start date set forth on the reverse side. The Plan covers the Field WorkStation product line as well as the options that are sold with the Field WorkStations.

In the event that any covered Field WorkStation or option does not satisfy the foregoing warranty at any time during the term of the Plan coverage, repair or replacement of that instrument or option will be provided by FieldWorks.

The Plan is available for purchase during the original warranty period and becomes effective at the completion of the initial year's warranty. However, the cost of the Plan is less when purchased at the time of the Field WorkStation's purchase.

Products which are out of warranty will need to be recertified by the factory to determine their acceptability under the program. A recertification fee is required. If service work is required you will be notified for approval to proceed (in the form of a purchase order) and the recertified fee will apply towards the service work required.

WHAT IT DOES NOT COVER:
THE PLAN DOES NOT COVER ANY COSTS YOU INCUR IN RETURNING THE PRODUCTS TO FIELDWORKS' MINNESOTA REPAIR FACILITY INCLUDING, BUT NOT LIMITED TO, THE COSTS OF PACKAGING, INSURANCE AND TRANSPORTATION. IT DOES NOT INCLUDE THE COST OF INSTRUMENT HARDWARE CHANGES WHICH MAY 8E NEEDED TO TAKE ADVANTAGE OF FEATURES PROVIDED IN NEW RELEASES OF THE BIOS OR SYSTEM M SOFTWARE, INSTRUMENTATION, OR OPTIONS.

LIMITED WARRANTY
THE EXTENDED WARRANTIES PROVIDED HEREUNDER AS DESCRIBED ABOVE ARE IN LIEU OF AU OTHER WARRANTIES, EXPRESSED OR IMPLIED, WHICH ARE HEREBY DISCLAIMED AND EXCLUDED BY FIELDWORKS, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, AND ALL OBLIGATIONS OR WARRANTIES OF FIELDWORKS UNDER THE ORIGINAL WARRANTY FOR HARDWARE, SOFTWARE OR OPTIONS THAT ARE NOT EXPRESSLY EXTENDED UNDER THESE TERMS AND CONDITIONS AS DESCRIBED ABOVE.

LIMITATION OF REMEDIES:
THE SOLE EXCLUSIVE REMEDIES FOR BREACH OF ANY AND ALL WARRANTIES AND THE SOLE REMEDIES FOR FlELDWORKS' LIABILITY OF ANY (lNCLUDING LIABILITY FOR NEGLIGENCE), OTHER THAN LIABILITY FOR GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, WITH RESPECT TO THE PRODUCTS AND SERVICES COVERED BY THIS AGREEMENT AND ALL OTHER PERFORMANCE BY FIELDWORKS UNDER OR PURSUANT TO THIS AGREEMENT SHALL BE LIMITED TO THE MAINTENANCE SERVICE SPECIFICALLY DESCRIBED ABOVE.

PRICES AND PAYMENT:
Prices are exclusive of all federal, state, municipal or other political subdivision, excise, sales, use, property, occupational, or like taxes now In force or enacted in the future and are therefore subject to an increase equal to any such taxes FieldWorks may require to collect or pay upon the sale of Services purchased hereunder.

TO ORDER THE EXTENDED WARRANTY PROGRAM AGREEMENT:
FieldWorks Extended Warranty Program can be ordered through your Sales Representative or through the Sales Department at FieldWorks. The Following information will be needed:

1. The Field WorkStation's Model Number and Serial Number.

2. The options as to be included in the warranty.

3. The BIOS Release Date (available on power up screen)

4. A purchase order for the service request.

Two copies of the completed agreement will be mailed to you for your signature. Please keep one copy and return the other copy in the postage paid envelope provided. This will ensure prompt registration. The Agreement goes into effect when payment is received and/or on the specified start date, whichever is later.

MISCELLANEOUS:
This agreement is not assignable by Customer without the prior written consent of FieldWorks. Any such attempt of assignment shall be void.

The Customer acknowledges that he/she has read this agreement and understands and agrees to be bound by its terms, conditions and prices. Customer further agrees that this Agreement, when combined with FieldWork's standard one-year limited warranty is the complete and exclusive statement of the mutual understanding of the parties and that this Agreement supersedes and cancels all previous written and oral agreements and communications relating to the subject matter of this agreement.

FieldWorks shall not be obligated to perform any maintenance services under the Plan if any amount due from Customer is outstanding or overdue.

These forms and conditions constitute the entire agreement of the parties with respect to the subject matter hereof, and supersede all previous agreements by and between FieldWorks and customer related to the products or services provided hereunder, as well as all proposals, oral, or written, and all negotiations, conversations or discussions heretofore between the parties related thereto. Customer acknowledges that it has not been induced to enter into this agreement by any representations or statements, oral, or written, not expressly contained herein.

TO RETURN PRODUCTS FOR MAINTENANCE:
FieldWorks provides ongoing technical support for customers who need assistance. If a problem arises with the product, assistance may be requested by calling technical support 1612) 947~856. Simply explain the problem to the support representative. Many problems can be solved over the phone. If the support representative sees the need for the product to be repaired at the Minnesota facility then he/she will give the Customer a RMA# which should be plainly displayed on the outside of the box prior to shipping to FieldWorks.

FieldWorks will ship the unit within 48 hours of receiving the unit.
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                               FIELDWORKS, INC.
                      EXTENDED LIMITED WARRANTY AGREEMENT
                            (Please Print or Type)

   Coverage under This Program Includes:

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Model      Serial                       Number of
Number     Number     Bios Version      Years         Start Date     End Date     Price
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
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                                                                     TOTAL:
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Bill To:                                    Contact:

____________________________________       _____________________________________

____________________________________        ____________________________________

____________________________________        ____________________________________

____________________________________        ____________________________________

Agreed:                                     Agreed:
____________________________________        FieldWorks, Incorporated
Company Name                                9961 Valley View Road
____________________________________        Eden Prairie, MN 55344
Street Address
____________________________________        Phone: (612) 947-0856
City/State/Zip                              FAX:   (612) 947-0859
____________________________________
Telephone                                   This program is subject to the
____________________________________        terms and conditions described on
FAX Number                                  the reverse side. Please read
                                            carefully before signing. This
                                            agreement becomes valid upon
                                            acceptance by FieldWorks, Inc.

                                            Accepted By:
X___________________________________        X___________________________________
Signature & Title                           Signature & Title
Contract Agent
____________________________________        ____________________________________
Date                                        Date
 ................................................................................

CUSTOMER AGENTS AUTHORIZED TO SIGN
UNDER AGREEMENT:
____________________________________        ____________________________________
Name & Title                                Name & Title

____________________________________        ____________________________________
Name & Title                                Name & Title